Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this “Amendment”), dated as of February 11, 2016 is by and among Globe Specialty Metals, Inc., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party hereto (together with Company, the “Borrowers” and each a “Borrower”), the Lenders (as defined below) party hereto and Citizens Bank of Pennsylvania, as Administrative Agent (the “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrowers, the various financial institutions from time to time party thereto (the “Lenders”) and the Agent are parties to that certain Credit Agreement dated as of August 20, 2013 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Company has informed the Agent that it has entered into a Business Combination Agreement, dated February 23, 2015 (as amended and restated on May 5, 2015, and as further amended, modified or supplemented from time to time, the “Combination Agreement”), with Grupo Villar Mir, S.A.U. (“Villar Mir”), Grupo FerroAtlántica, S.A.U., a wholly-owned subsidiary of Villar Mir (“FerroAtlántica”), VeloNewco Limited, a wholly-owned subsidiary of Villar Mir (“VeloNewco”), and Gordon Merger Sub, Inc., a wholly-owned subsidiary of VeloNewco (“Gordon Merger Sub”), whereby, among other things, (i) VeloNewco agreed to acquire all of the issued and outstanding shares of FerroAtlántica from Villar Mir and (ii) Gordon Merger Sub will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of VeloNewco and, as a result of the Combination Agreement, Villar Mir will hold, indirectly, 57% or more (by number of votes) of the outstanding shares of Capital Stock of the Company (collectively, together with the other transactions contemplated by the Combination Agreement, the “Proposed Transaction”);

WHEREAS, the Proposed Transaction would result in (i) a merger or consolidation of the Company for purposes of Section 7.7 of the Credit Agreement and (ii) a Change of Control, and is therefore a Default or Event of Default under the provisions of Sections 8.3 and 8.11 of the Credit Agreement;

WHEREAS, the Proposed Transaction was completed in accordance with its terms on December 23, 2015;

WHEREAS, in connection with the closing of the Proposed Transaction VeloNewco changed its name to Ferroglobe PLC (“Ferroglobe”);

WHEREAS, the Company has requested that the Required Lenders (a) waive any Default or Event of Default under Sections 8.3 and 8.11 of the Credit Agreement that may arise as a result of the Proposed Transaction and (b) agree to certain amendments to the Credit Agreement; and

WHEREAS, the Required Lenders are willing to agree to such amendments and waive any Default or Event of Default under Sections 8.3 and 8.11 of the Credit Agreement that may arise as a result of the Proposed Transaction, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

WAIVER

1.1 Waiver. Notwithstanding the provisions of the Credit Agreement to the contrary, in accordance with Section 10.6 of the Credit Agreement, the Required Lenders hereby waive any Default or Event of Default under Sections 8.3 and 8.11 of the Credit Agreement that may arise as a result of the Proposed Transaction.

1.2 Effectiveness of Waiver. This waiver shall be effective only to the extent specifically set forth herein solely with respect to the Proposed Transaction, and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Loan Parties, (b) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically modified or waived by this waiver, (c) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than with respect to the Defaults or Events of Default waived hereby) which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

2.1 New Definition. The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order.

“Ferroglobe” means Ferroglobe PLC.

2.2 Amendment to Definition of Fiscal Year. The definition of Fiscal Year set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Fiscal Year” means the fiscal year of Company and its Subsidiaries ending on December 31 of each calendar year.

2.3 Amendments to Section 6.1. Section 6.1 of the Credit Agreement shall be amended in the following respects:

(a) Clause (ii) contained therein is hereby amended and restated in its entirety to read as follows:

(ii) Quarterly Financials: as soon as available and in any event within forty-five (45) days after the end of each Fiscal Quarter, copies of the unaudited condensed consolidated and consolidating balance sheet of Company and its Subsidiaries as at the end of such Fiscal Quarter and the related unaudited condensed consolidated and consolidating statements of income and cash flows of Company and its Subsidiaries for such Fiscal Quarter (with respect to condensed consolidated and consolidating statements of income) and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal

Year, all in reasonable detail and (a) certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, prepared in accordance with GAAP and (b) including management discussion and analysis of operating results inclusive of operating metrics in comparative form;

(b) Clause (iii) contained therein is hereby amended and restated in its entirety to read as follows:

(iii) Year-End Financials: as soon as available and in any event (a) upon the earlier of (A) one-hundred twenty (120) days after the end of each Fiscal Year (beginning with the Fiscal Year ending December 31, 2015) and (B) the filing of Ferroglobe’s Form 20-F for such Fiscal Year with the Securities and Exchange Commission of the United States, the consolidated balance sheet of Ferroglobe and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income and cash flows of Ferroglobe and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of Ferroglobe that they fairly present, in all material respects, the financial condition of Ferroglobe and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, (b) within one-hundred twenty (120) days after the end of each Fiscal Year (beginning with the Fiscal Year ending December 31, 2015) the consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such Fiscal Year and the related consolidated and consolidating statements of income and cash flows of the Company and its Subsidiaries for such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the previous Fiscal Year, all in reasonable detail and certified by the chief financial officer of the Company that they fairly present, in all material respects, the financial condition of the Company and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated (which shall include bridge financial statements to the audited statements delivered pursuant to clause (a)), and (c) in connection with the delivery of the financial statements referred to in clause (a), a report thereon of an independent registered public accounting firm of recognized national standing selected by Ferroglobe, which report shall be unqualified, shall express no doubts, assumptions or qualifications (whether in the opinion itself or in any explanatory paragraph within such report) concerning the ability of Ferroglobe and its Subsidiaries to continue as a going concern, and shall state that such consolidated and consolidating financial statements fairly present, in all material respects, the consolidated and consolidating financial position of Ferroglobe and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated prepared in accordance with International Financial Reporting Standards (except as otherwise disclosed in such financial statements) and that the examination by such accountants in connection with such consolidated and consolidating financial statements has been made in accordance with standards of the Public Company Accounting Oversight Board (United States); provided that posting of such information on the EDGAR Website shall constitute delivery for purposes of this subsection 6.1(iii) to the extent such posting provides all information required by this clause (iii) including consolidating financial statements;

(c) The lead-in appearing in clause (iv) is hereby amended and restated in its entirety to read as follows:

together with each delivery of financial statements pursuant to subdivisions (ii) above,

(d) Clause (vii) shall be amended by (i) deleting the “and” appearing at the end of clause (b) and (ii) adding the following immediately following clause (c) but prior to the proviso at the end of such section:

            , and (d) any earnings announcement or similar statement of Ferroglobe and its Subsidiaries made available generally by Ferroglobe, the Company or any of their respective Subsidiaries to the public;

2.4 Amendment to Section 7.13. Section 7.13 of the Credit Agreement shall be amended and restated in its entirety to read as follows:

7.13 Fiscal Year.

Company shall not change its Fiscal Year-end from December 31.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

2.1 Closing Conditions. This Amendment shall be deemed effective as of the date set forth above (the “Effective Date”) upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Agent):

(a) Executed Amendment. The Agent shall have received a copy of this Amendment duly executed by each of the Borrowers, the other Loan Parties, the Agent and the Required Lenders.

(b) Fees and Expenses. King & Spalding LLP shall have received from the Borrowers payment of all reasonable fees and expenses incurred prior to the date hereof or in connection with this Amendment.

ARTICLE IV

MISCELLANEOUS

4.1 Amended Terms. On and after the Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2 Representations and Warranties of Borrowers. Each of the Loan Parties represents and warrants as follows:

(a) Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b) Such Loan Party has duly executed and delivered the Amendment and the Amendment constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c) No Approval is required to be obtained by such Loan Party or any of its Subsidiaries in connection with the execution, delivery or performance by such Loan Party of this Amendment; except for such Approvals which have been issued or obtained by such Loan Party or any of its Subsidiaries which are in full force and effect.

(d) The representations and warranties set forth in Section 5 of the Credit Agreement are (i) with respect to representations and warranties that contain a materiality qualification, true and correct as of the date hereof (except for those which expressly relate to an earlier date) and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

(e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

4.3 Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

4.4 Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

4.5 Expenses. The Borrowers agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of the Agent’s legal counsel).

4.6 Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

4.7 Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrowers, the Agent and the Lenders and each party has notified the Agent by facsimile transmission or telephone that it has taken such action.

4.8 GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY OR DISPUTE ARISING OUT OF OR RELATING TO THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

4.9 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.10 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The consent to jurisdiction and waiver of jury trial provisions set forth in Sections 10.16 and 10.17 of the Credit Agreement, respectively, are hereby incorporated by reference, mutatis mutandis.

4.11 Replacement of Existing Waiver Agreement. This Amendment replaces in its entirety that certain Limited Waiver Agreement dated as of June 18, 2015, among the Company, the other Borrowers party thereto, the Lenders party thereto and the Administrative Agent (the “Existing Waiver Agreement”). After giving effect to this Amendment, the Existing Waiver Agreement shall be terminated and no longer be in effect.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

GLOBE SPECIALTY METALS, INC.

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

ALABAMA SAND AND GRAVEL, INC., a Delaware corporation
GLOBE METALLURGICAL INC., a Delaware corporation
GLOBE METALS ENTERPRISES, INC., a Delaware corporation
GSM ALLOYS I INC., a Delaware corporation
GSM ALLOYS II INC., a Delaware corporation
GSM FINANCIAL, INC., a Delaware corporation
GSM SALES, INC., a Delaware corporation
L F RESOURCES, INC., a Delaware corporation
SOLSIL, INC., a Delaware corporation

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

GLOBE

FIRST AMENDMENT

CORE METALS GROUP HOLDINGS LLC, a Delaware limited liability company
By: GLOBE METALS ENTERPRISES, INC., as sole member

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

CORE METALS GROUP LLC, a Delaware limited liability company
By:	CORE METALS GROUP HOLDINGS LLC, as sole member
By: GLOBE METALS ENTERPRISES, INC., as sole member

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

GBG HOLDINGS, LLC, a Delaware limited liability company
By:	GSM ENTERPRISES LLC, as sole member
By: GLOBE SPECIALTY METALS, INC., as sole member

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

GLOBE ARGENTINA HOLDCO LLC, a Delaware limited liability company
By:	GLOBE SPECIALTY METALS, INC., as sole member

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

GLOBE

FIRST AMENDMENT

GLOBE REALTY LLC, a New York limited liability company
By:	GLOBE SPECIALTY METALS, INC., as sole member

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

GSM ENTERPRISES LLC, a Delaware limited liability company
By:	GLOBE SPECIALTY METALS, INC., as sole member

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

METALLURGICAL PROCESS MATERIALS, LLC, a Delaware limited liability company

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

TENNESSEE ALLOYS COMPANY, LLC, a Delaware limited liability company

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

ALDEN RESOURCES LLC, a Delaware limited liability company
GATLIFF SERVICES, LLC, a Delaware limited liability company

By:	/s/ Joe Ragan
	Name:	Joe Ragan
	Title:	Authorized Representative

GLOBE

FIRST AMENDMENT

CITIZENS BANK OF PENNSYLVANIA,
as Agent and a Lender

By:	/s/ A. Paul Dawley
	Name:	A. Paul Dawley
	Title:	Vice President

GLOBE

FIRST AMENDMENT

Branch Banking and Trust Company,
as a Lender

By:	/s/ Max N Greer III
	Name:	Max N Greer III
	Title:	Vice President

GLOBE

FIRST AMENDMENT

Citibank, N.A.,
As a Lender

By:	/s/ Christopher Peaden
	Name:	Christopher Peaden
	Title:	Senior Vice President

GLOBE

FIRST AMENDMENT

PNC Bank, National Association,
as a Lender

By:	/s/ Mahir J. Desai
	Name:	Mahir J. Desai
	Title:	Assistant Vice President

GLOBE

FIRST AMENDMENT

WELLS FARGO BANK N.A.,
as a Lender

By:	/s/ Craig DeSousa
	Name:	Craig DeSousa
	Title:	Senior Vice President